UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 20, 2009

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1097 (Commission File No.)	31-0455440 (IRS Employer Identification Number)

600 Albany Street, Dayton, Ohio	45408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 221-1000

N/A

(Former name or former address, if changed since last report)

Item 2.02  Results of Operations and Financial Condition

The information in this Item 2.02 (including the exhibit referenced below) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On February 20, 2009, Standard Register issued an earnings release announcing its financial results for the fourth quarter and the full year 2008.  A copy of the earnings press release is attached as Exhibit 99.1 and is furnished under this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

99.1

Press Release dated February 20, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT	THE STANDARD REGISTER COMPANY

Date: February 20, 2009	By: /s/ Kathryn A. Lamme
Kathryn A. Lamme Senior Vice President, General Counsel and Secretary